EXHIBIT 10.1 AMERICAS 126845663 AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT This AMENDMENT NO. 1 TO FORBEARANCE AGREEMENT (this “Amendment”), dated as of May 7, 2024 (but effective as of May 1, 2024 as provided in Section 4 below), is entered into by and among Fisker Inc., a Delaware corporation (the “Company”), certain subsidiaries of the Company party hereto (the “Guarantors”, and the Company together with the Guarantors, the “Obligors”), CVI Investments, Inc. in its capacity as the holder of outstanding Series A-1 Senior Convertible Notes Due 2025 (the “Series A-1 Notes”) and Series B-1 Senior Convertible Notes Due 2025 (the “Series B-1 Notes” and together with the Series A-1 Notes, the “Notes”) (in such capacity, the “Noteholder”) and in its capacity as collateral agent with respect to the Notes (in such capacity, and together with its successors and permitted assigns in such capacity, the “Collateral Agent”). Each of the foregoing shall be referred to herein as a “Party” and collectively as the “Parties.” Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Forbearance Agreement (as defined below). RECITALS WHEREAS, the Parties are party to that certain Forbearance Agreement, dated April 21, 2024 (as amended hereby, the “Forbearance Agreement”), by and among the Noteholder, the Collateral Agent, the Company and the other Obligors, pursuant to which the Noteholder and the Collateral Agent agreed to temporarily forbear, until not later than May 1, 2024, from exercising (and the Noteholder also agreed to temporarily forbear from directing the Collateral Agent to exercise) certain of their default-related rights, remedies, powers and privileges against the Company and the other Obligors solely with respect to the Specified Defaults; and WHEREAS, upon the Company’s request the Noteholder (who constitutes the Required Holders) and the Collateral Agent have agreed subject to the terms, covenants and conditions set forth herein and in the Forbearance Agreement, to amend the Forbearance Agreement, including to continue to temporarily forbear from exercising (and the Noteholder has agreed to continue to temporarily forbear from directing the Collateral Agent to exercise) certain of their default-related rights, remedies, powers and privileges against the Company and the other Obligors solely with respect to the Specified Defaults. NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows: Section 1. Amendments to the Forbearance Agreement. Effective as of the Forbearance Amendment Effective Date (as defined below), the Forbearance Agreement is hereby amended as follows: (a) The second recital of the Forbearance Agreement is hereby amended and restated in its entirety as follows: WHEREAS, as of the date hereof, (x) Events of Default have occurred with respect to the Notes as a result of (i) the suspension from trading or the failure

2 of the Common Stock to be trading or listed (as applicable) on an Eligible Market for a period of five (5) consecutive Trading Days, under Sections 4(a)(i) and 4(a)(xii) of each of the Notes and Section 4(i) of the Securities Purchase Agreement, (ii) the Company’s failure to pay to the Noteholder (pursuant to Sections 8(a) and (c) of the Series B-1 Notes) the Installment Redemption Price on March 29, 2024, on such Series B-1 Notes, under Section 4(a)(iv) of each of the Notes, (iii) a failure by the Company to pay to the Noteholder (pursuant to Sections 8(a) and (c) of the Series A-1 Notes) the Installment Redemption Price on April 11, 2024, on such Series A-1 Notes, under Section 4(a)(iv) of each of the Notes, (iv) a failure by the Company to make a required interest payment due on the 2026 Notes (previously due on March 15, 2024) by April 14, 2024, under Section 4(a)(vi) and (xi) of each of the Notes, (v) the delisting of the Company’s Class A common stock from an Eligible Market, under Sections 4(a)(i) and 4(a)(xii) of each of the Notes and Section 4(i) of the Securities Purchase Agreement and (vi) the acceleration of the 2026 Notes and (y) Events of Default may occur during the Forbearance Period (as defined below) with respect to the Notes as a result of a Bankruptcy Event of Default in respect of Fisker GmbH (Austria) and/or Fisker (GB) Limited under Section 4(a)(vii), 4(a)(viii) or 4(a)(ix) of each of the Notes ((x)-(y) collectively, the “Specified Defaults”); (b) The fifth recital of the Forbearance Agreement is hereby amended and restated in its entirety as follows: WHEREAS, as a result of the Specified Defaults listed in clauses (x)(i) and (ii) of the second recital above, the Noteholder has exercised its right, by delivering an Event of Default Redemption Notice, pursuant to Section 4(b) of each of the Notes and Section 2.14 of each of the First Supplemental Indenture and the Second Supplemental Indenture to require the Company to immediately redeem 100% of the outstanding Notes at the Event of Default Redemption Price, including any applicable Interest, Late Charges, Installment Redemption Amount, Redemption Premium, and other amounts due under the Notes (such Event of Default Redemption Notice, the “Specified Default EoD Redemption Notice”); (c) The reference to “$180,550,000” in Section 1(b) of the Forbearance Agreement is hereby changed to “$183,050,000”; (d) The definition of “Approved Budget” in Section 2(e) of the Forbearance Agreement is hereby amended and restated in its entirety as follows: “Approved Budget” means the 3-week budget and cash flow forecast for the Company and its Subsidiaries containing line items of sufficient detail to reflect the consolidated receipts and disbursements (including all professional fees) of the Company and its Subsidiaries broken down by week, in form and substance acceptable to the Noteholder in its sole

3 discretion, a copy of which is attached to Amendment No. 1 to this Forbearance Agreement as Exhibit I (it being understood that approval of the budget and cash flow forecast is not a commitment by the Noteholder or its affiliates to lend); (e) Clause (vii) of the definition of “Forbearance Default” in Section 2(e) of the Forbearance Agreement is hereby amended by adding the following wording prior to the semi- colon at the end of the clause: “, provided, that the foregoing shall not apply to any such proceeding or filing in respect of Fisker GmbH (Austria) or Fisker (GB) Limited”. (f) The definition of “Forbearance Period” in Section 2(e) of the Forbearance Agreement is hereby amended by replacing the reference to “May 1, 2024” in clause (ii) thereof with “May 17, 2024”; and (g) Section 3 of the Forbearance Agreement is hereby amended by adding the following new clause (f): (f) Sales. The Company shall continue to sell vehicles at auction and through dealers and DTC, in accordance with the Approved Budget. Section 2. Reaffirmations and Ratification. Each Obligor hereby restates, ratifies, and reaffirms all of the terms and provisions of the Forbearance Agreement and the other Transaction Documents. Without limiting the generality of the foregoing, each Obligor hereby ratifies and reaffirms all of its payment and performance obligations, covenant obligations, indemnification obligations, contingent or otherwise, and all guarantee obligations under the Forbearance Agreement, as amended hereby, and each other Transaction Document to which such Person is a party, as applicable, and each Obligor hereby ratifies and reaffirms its grant of Liens on its assets pursuant to such Transaction Documents to which it is a party as security for the Obligations, as applicable, and confirms and agrees that such Liens hereafter secure all of the Obligations, including any Obligations hereafter arising or incurred pursuant to or in connection with the Forbearance Agreement, as amended hereby, the Notes or any other Transaction Document, and that that the Collateral Agent and the Noteholder are and shall be entitled to all of the rights remedies and benefits provided for in the Transaction Documents, including the Forbearance Agreement, as amended hereby. Section 3. Representations and Warranties of the Company and the other Obligors. Each Obligor hereby represents and warrants to the Collateral Agent and to the Noteholder (which representations and warranties are continuing and shall survive the execution and delivery hereof) that: (a) The execution, delivery and performance of this Amendment by each of the Obligors is within such Obligors’ corporate or other powers, has been duly authorized by all necessary corporate or other organizational action, duly executed and delivered by it and constitutes a legal, valid and binding obligation of such Obligor, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

4 (b) The execution, delivery and performance of this Amendment by each of the Obligors does not (i) contravene the terms of any of the Obligors’ organizational documents, or conflict with or result in any breach or contravention of, the creation of any Lien under, or require any payment to be made under (A) any document evidencing Indebtedness or other obligations to which such Obligor is a party or affecting any Obligors or the properties of any Obligors or any of their respective Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Entity or any arbitral award to which any of the Obligors or its property is subject, or (ii) violate any law or regulation to which any of the Obligors or its property is subject; or (iii) result in the creation of any Lien on any property of any Obligor or any Subsidiary thereof; (c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Entity or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Obligor of this Amendment, other than those obtained prior to the Forbearance Amendment Effective Date; (d) The representations and warranties contained in the Forbearance Agreement are true and correct in all material respects (or, to the extent qualified by materiality, in all respects) on the date of this Amendment, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the date of this Amendment (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date); (e) As of the date of this Amendment, there has been no change since the date of the Third Supplemental Indenture (i) in any Obligor’s legal name or (ii) in the location of any Obligor’s chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any of its offices or facilities at which Collateral owned by it is located (including the establishment of any such new office or facility), in each instance other than changes which have previously been disclosed in writing to the Collateral Agent; and (f) As of the date of this Amendment, all Code (as defined in the Security Documents) financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction to the extent necessary to perfect the security interests under the Security Documents that can be perfected by such a filing. Section 4. Effectiveness. This Amendment shall become effective as of May 1, 2024 (the “Forbearance Amendment Effective Date”), subject to the satisfaction, as determined by the Noteholder and the Collateral Agent in their sole discretion, of all of the following conditions precedent on the date of this Amendment: (a) Agreement. The Noteholder and the Collateral Agent shall have received duly executed signature pages for this Amendment signed by the Company, each other Obligor, the Noteholder and the Collateral Agent;

5 (b) Due Authorization. The Noteholder and the Collateral Agent shall have received from each Obligor copies of resolutions evidencing the corporate or similar authority of such Obligor to execute, deliver and perform its obligations under this Amendment and, as applicable, all other agreements and documents executed in connection therewith, in each case in form and substance satisfactory to the Noteholder and the Collateral Agent; and (c) Accuracy of Representations. The representations and warranties contained in Section 3 of this Amendment and Section 4 of the Forbearance Agreement are and will be true, correct and complete in all material respects on and as of the date of this Amendment to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date. Section 5. Effect of this Amendment. This Amendment is made a part of the Forbearance Agreement and is a Transaction Document. Except as otherwise expressly provided herein, the Forbearance Agreement, and each other Transaction Document, is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the date hereof all references in the Forbearance Agreement to “this Forbearance Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Forbearance Agreement shall mean the Forbearance Agreement as amended by this Amendment. Section 6. Releases; Non-Disparagement. (a) Releases. Each Obligor, on behalf of itself, each Subsidiary and each of their past and/or present, officers, directors, employees, predecessors, successors, assigns, affiliates, parents and subsidiaries (together, the “Fisker Releasing Parties”) fully, irrevocably and generally releases the Noteholder (in such capacity and in its capacity as Collateral Agent) and each of its past and present parents, subsidiaries, funds, affiliates, successors, assigns, owners, officers, directors, trustees, shareholders, unitholders, members, partners, employees, contractors, agents, insurers, attorneys, investment bankers, advisors, auditors, accountants, partners, general partners, heirs, executors, administrators, and representatives (collectively the “Released Parties”), from any and all claims (whether direct, class, derivative, representative or otherwise), actions, suits, liabilities, damages (whether compensatory, punitive or otherwise), losses, costs, expenses, and rights and causes of action, known or Unknown Claims (as defined below), that they now have or have ever had or may ever have in the future, whether resulting from any action or inaction with respect to, based upon, arising with respect to, or directly or indirectly relating to, as applicable, this Amendment, the Forbearance Agreement, the Prior Forbearance Agreement, the Notes, the Transaction Documents and/or any of the Securities, or the transactions contemplated hereunder or thereunder (collectively, the “Released Claims”). Released Claims shall not include claims to enforce the Forbearance Agreement or for breach of the Forbearance Agreement. “Unknown Claims” means claims which the Fisker Releasing Parties do not know or do or do not suspect to exist in their favor at the time of the release of the Released Claims, which, if known by them might have affected their release of the Released Claims, or might have affected their decision(s) with respect to this Amendment. With respect to any and all Released Claims, the Fisker Releasing Parties stipulate and agree that they expressly waive, the provisions, rights, and benefits of California Civil Code §1542, which provides:

6 A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY. The Fisker Releasing Parties hereby further waive any and all provisions, rights and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to California Civil Code §1542. The Fisker Releasing Parties acknowledge that they may hereafter discover facts in addition to or different from those which they now know or believe to be true with respect to the subject matter of the Released Claims, but expressly fully, finally and forever waive, compromise, settle, discharge, extinguish and release fully, finally and forever, any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts, legal theories or authorities. The Fisker Releasing Parties acknowledge that the foregoing waiver was separately bargained for and is an essential element of this Amendment. (b) Non-Disparagement. Each Obligor, on behalf of itself, its Subsidiaries, and each of the other Fisker Releasing Parties, agrees that it will not at any time make, publish or communicate (whether made or given orally, in writing, in any digital medium, in any filing with any Governmental Entity or in any other manner) to any Person, any Disparaging (as defined below) remarks, comments or statements concerning any of the Released Parties, the Prior Forbearance Agreement, the Forbearance Agreement, this Amendment or any of the Transaction Documents. For purposes of this Amendment, “Disparaging” remarks, comments or statements are those that impugn, or threaten to impugn, the character, honesty, integrity, morality, legality, business acumen or abilities of the individual or Person or Transaction Document being disparaged, as applicable. Disparaging remarks shall expressly include, but not be limited to, any suggestion that any of the Released Parties violates or operates in contravention of federal or state securities laws, that any term or condition of any of the Transaction Documents are void or invalid, or any other remark, comment or statement that undermines any of the Released Parties’ reputation or the validity or enforceability of any of the Transaction Documents (whether made or given orally, in writing, in any digital medium, in any filing with any Governmental Entity or in any other manner to any Person). Each Obligor further agrees that it should be jointly and severally liable under this Section 6(b) for any Disparaging remarks, comments or statements of any of the Fisker Releasing Parties. The Fisker Releasing Parties acknowledge that the foregoing non- disparagement agreement was separately bargained for and is an essential element of this Amendment. Section 7. Amendments. No provision of this Amendment may be amended, restated, modified, waived and/or supplemented other than by an instrument in writing signed by the Obligors, the Noteholder and the Collateral Agent; provided that any date or deadline herein (including, without limitation, any extension of the Forbearance Period) may be extended by the

7 Noteholder in its sole discretion and such extension may be communicated and effectuated by email by the Noteholder or their representative to counsel to the Obligors. Section 8. Acknowledgements. Each Obligor hereby acknowledges that: (a) It has carefully read and fully understood all of the terms and conditions of the Forbearance Agreement and this Amendment and is fully aware of their legal effect; (b) It has consulted with and has been advised by fully competent counsel of its choosing in the negotiation, preparation, execution and delivery of the Forbearance Agreement and this Amendment and has had the contents of the Forbearance Agreement and this Amendment fully explained by such counsel; (c) It has participated in the drafting of the Forbearance Agreement and this Amendment (which has been prepared through the joint efforts of all parties hereto) and that no provision of, nor any alleged ambiguity in, the Forbearance Agreement and this Amendment shall be construed against or interpreted or resolved against or to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of, or on the ground that, any party hereto or its counsel having or being deemed to have structured, dictated or drafted such provision or based on any other rule of strict construction; (d) It is freely, voluntarily, knowingly and intelligently entering into this Amendment; (e) Neither the Noteholder nor the Collateral Agent has a fiduciary relationship to any Obligor, and the relationship between the Noteholder and the Collateral Agent, on the one hand, and the Obligors, on the other, is solely that of creditor and debtor; and (f) No joint venture exists among the Obligors, the Collateral Agent and the Noteholder. Section 9. Professional Fees. The Company shall pay, in each case, within two (2) Business Days of receiving an invoice: (i) all the fees, expenses and disbursements of White & Case LLP, GHU Associates, LLC, Kelley Drye & Warren LLP, E+H Rechtsanwälte GmbH, Weber Rechtsanwälte GmbH & Co KG and all other local and foreign counsel and other advisors of the Noteholder or the Collateral Agent for which invoices (subject to redaction to protect privileges or other confidential communications) have been submitted to the Company, and (ii) all other fees and expenses submitted to the Company and required to be paid or reimbursed pursuant to Section 9(k) of the Securities Purchase Agreement or Section 19 of the Notes (including, without limitation, out-of-pocket expenses of the Collateral Agent). Section 10. Miscellaneous. Sections 10, 11, 12, 13, 14, 15 and 18 of the Forbearance Agreement (as amended hereby) are hereby incorporated by reference herein, mutatis mutandis. Section 11. Disclosure of Transaction. Within the time required by Form 8-K, the Company shall file a Current Report on Form 8-K describing all the material terms of this Amendment in the form required by the Exchange Act and attaching this Amendment (including

8 all attachments, the “8-K Filing”). The Company shall comply with the terms of the Non- Disclosure Agreement, dated April 13, 2024, by and among the Company, the Noteholder and Heights Capital Management, Inc. (the “Non-Disclosure Agreement”) in delivering any notice, document or communication to the Noteholder and/or the Collateral Agent in accordance with the terms of the Forbearance Agreement, as amended hereby; provided, however, that the definition of “Mandatory Disclosure Date” in Section 17 of the Non-Disclosure Agreement is hereby amended by replacing the reference to “May 1, 2024 at 8:00 a.m. (New York time) with “May 20, 2024 at 8:00 a.m. (New York time).” Nothing contained in this Section 11 shall limit any obligations of the Company, or any rights of the Noteholder, under Section 4(l) of the Securities Purchase Agreement or pursuant to the Non-Disclosure Agreement (other than the amendment to the Mandatory Disclosure Date as set forth in the preceding sentence). [Signature pages follow]

[Signature Page to Amendment No. 1 to Forbearance Agreement] IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written. COMPANY: FISKER INC. By: /s/ Dr. Geeta Gupta-Fisker Name: Dr. Geeta Gupta-Fisker Title: Chief Financial Officer and Chief Operating Officer

[Signature Page to Amendment No. 1 to Forbearance Agreement] GUARANTORS: FISKER GROUP INC. By: /s/ Dr. Geeta Gupta-Fisker Name: Dr. Geeta Gupta-Fisker Title: Chief Financial Officer and Chief Operating Officer FISKER GMBH By: /s/ Dr. Geeta Gupta-Fisker Name: Dr. Geeta Gupta-Fisker Title: Director TERRA ENERGY INC. By: /s/ Dr. Geeta Gupta-Fisker Name: Dr. Geeta Gupta-Fisker Title: Chief Financial Officer and Chief Operating Officer PLATINUM IPR LLC By: /s/ Dr. Geeta Gupta-Fisker Name: Dr. Geeta Gupta-Fisker Title: Authorized Officer FISKER TN LLC By: /s/ Dr. Geeta Gupta-Fisker Name: Dr. Geeta Gupta-Fisker Title: President BLUE CURRENT HOLDING LLC By: /s/ Dr. Geeta Gupta-Fisker Name: Dr. Geeta Gupta-Fisker Title: President

[Signature Page to Amendment No. 1 to Forbearance Agreement] COLLATERAL AGENT: CVI INVESTMENTS, INC., as Collateral Agent By: Heights Capital Management, Inc., its authorized agent By: /s/ Authorized Signatory

[Signature Page to Amendment No. 1 to Forbearance Agreement] NOTEHOLDER: CVI INVESTMENTS, INC. By: Heights Capital Management, Inc., its authorized agent By: /s/ Authorized Signatory

EXHIBIT I Approved Budget